Exhibit 16

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ John P. Amboian
John P. Amboian

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ William J. Schneider
William J. Schneider

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 18th day of April 2012.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ Robert P. Bremner
Robert P. Bremner

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ William C. Hunter
William C. Hunter

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set his hand this 18th day of April 2012.

/s/ David J. Kundert
David J. Kundert

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 18th day of April 2012.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organizations, hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of l933, as amended, and the Investment Company Act of l940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organizations has hereunto set her hand this 19th day of April 2012.

/s/ Virginia L. Stringer
Virginia L. Stringer